Exhibit 10.4

Exclusive Consulting and Service Agreement

This Exclusive Consulting and Service Agreement (the “Agreement”) is entered into as of September 6, 2006 between the following parties (the “Parties”) in Beijing:

Party A: Beijing Global Education & Technology Co., Ltd. (“Beijing Global Education”)

Legal Address: 604A, Chuangye Square, No. 2 Jingshuyuan Road, Haidian District, Beijing.

Party B: Shanghai Global Career Education & Technology Holdings Limited (“Shanghai Global Career”)

Legal Address: Room 1703, No. 98 Songhu Road, Yangpu District, Shanghai.

WHEREAS,

(1) Party A is a wholly foreign-owned enterprise registered and existing under the laws of the People’s Republic of China (the “PRC”) within the PRC, owning resources to provide consultancy and services.

(2) Party B is a limited liability company registered in the PRC.

(3) Party A agrees to provide consulting and related services to Party B and Party B agrees to accept the provision of such consultancy and services.

NOW THEREFORE, based on the principles of fairness and mutual benefits, the Parties through amiable negotiations agree as follows:

1.	Consulting and Services; Exclusivity

Party A agrees, during the term of this Agreement, to provide Party B the exclusive consulting and services as further specified in Appendix 1 as the exclusive consulting and services provider of Party B.

Party B hereby agrees to accept such exclusive consulting and services during the term of this Agreement. For the consideration of the value of the consulting and services provided by Party A and the good cooperation relationship between the two Parties, Party B further agrees that, during the term of this Agreement, it shall not have any third party to provide any consulting and services in relation to any businesses as referred to under this Agreement without the prior written consent of Party A.

Party A shall be the sole and exclusive owner of all rights, titles, interests and all intellectual property rights arising from the performance of this Agreement, including, without limitation, any copyright, patent, technical know-how, trade secret and otherwise, whether developed by Party A, or by Party B based on Party A’s intellectual property, or by Party A based on Party B’s intellectual property. Party B shall not make any claims to Party A concerning such rights, titles, interests and all intellectual property rights.

However, when any development is made by Party A on the basis of Party B’s intellectual property, Party B shall guarantee that there exist no defects in such intellectual property, failing of which Party B shall bear the liability for any damages suffered by Party A thereof. In the event that Party A has to bear any liabilities for compensating any third party due to any defects in such intellectual property, Party A is entitled to the recourse against Party B for indemnification of its all and any losses thereof.

In consideration of the good cooperation relation between the Parties, Party B undertakes in the event that Party B intends to cooperate with any other enterprises, it shall first obtain Party A’s approval, and Party A and its affiliates shall have the right of first refusal concerning such cooperation upon equivalent terms.

2.	Calculation and Payment of the Fee for Consulting and Services (the “Fee”)

2.1	The Parties agree that the Fee under this Agreement shall be determined and paid according to the stipulations as set forth in Appendix 2.

2.2	In the event that Party B fails to make the payment of the Fee and other expenses in accordance with this Agreement, Party B shall pay a liquidated damage at the daily rate of 0.05% of the amount in default in addition.

2.3	Party A has the right, at its own expense, to appoint its employees or certified public accountants in China or other states (“Authorized Representative of Party A”), to audit Party B’s accounts for verifying the calculation and amount of the Fee. For this purpose, Party B shall provide the Authorized Representative of Party A with all the documents, accounts, records and data as required to so that the Authorized Representative of Party A could audit the accounts of Party B and verify the calculation and amount of the Fee. In the absence of manifest error, the amount of the Fee as determined by the Authorized Representative of Party A shall be final.

2.4	Unless otherwise agreed, the Fee that Party B would pay to Party A under this Agreement shall not be subject to any deduction or set-off (for instance, commission charged by a bank).

2.5	Besides paying the Fee to Party A, Party B shall also reimburse any expenses incurred by Party A in the provision of services, including but not limited to travel and accommodation expenses, printing expenses and postage fees.

2.6	The Parties agreed that any economic losses caused by the performance of this Agreement shall be borne by Party A.

3.	Representations and Warranties

3.1 Party A hereby represents and warrants as follows:

3.1.1 Party A is a company duly registered and validly existing under the laws of the PRC;

3.1.2 Party A has full right, power, authority and capacity and all consents and approvals of any other third party or government necessary to execute and perform this Agreement, which shall not conflict with any enforceable and effective laws or contracts binding on or applicable to Party A;

3.1.3 Once the Agreement has been duly executed by both parties, it will constitute a legal, valid and binding obligation of Party A enforceable against it in accordance with its terms.

3.2 Party B hereby represents and warrants as follows:

3.2.1 Party B is a company duly registered and validly existing under the laws of the PRC.

3.2.2 Party B has full right, power, authority and capacity and all consents and approvals of any other third party or government necessary to execute and perform this Agreement, which shall not conflict with any enforceable and effective laws or contracts binding on or applicable to Party B.

3.2.3 Once the Agreement has been duly executed by both parties, it will constitute a legal, valid and binding obligation of Party B enforceable against it in accordance with its terms.

4.	Confidentiality

The Parties agree to use all reasonable means to protect and maintain the confidentiality of the confidential materials and information known or received in connection with the performance of the Agreement (collectively the “Confidential Information”. The provider of any materials and information, in order for such materials or information being treated as Confidential Information under this provision, shall by written notice indicate that such materials and information are confidential in nature.). Confidential Information shall not be disclosed, assigned or transferred to any third party without the prior written consent of the Party who provided such information (including the occasions where the receiving Party merges with, is acquired by or is controlled directly or indirectly by any third party). Upon the termination of this Agreement, one Party shall return any and all documents, materials or software containing any Confidential Information to the original owner of such Confidential Information or its provider, or upon the consent of the original owner of such Confidential Information or its provider, destroy such Confidential Information, including deleting all such Confidential Information from any memory or storage device, and shall cease using such Confidential Information. Party A and Party B shall take all necessary measures to make sure that Confidential Information shall only be disclosed to Party B’s employees, agents or counsels whose knowledge of such Confidential Information are necessary, and shall procure that such Party B’s employees, agents or counsels adhere to the confidentiality obligations under this Agreement. Party A may enter into specific confidential agreements respectively with Party B and its employees, agents or counsels.

The above restriction does not apply to the following:

Information that has been known by the public when disclosed;

After its disclosure, information that comes to be known by the public not due to the default of Party A or Party B;

Information proved to be known by Party A or Party B before its disclosure, and such information is not obtained directly or indirectly from the disclosing Party;

Information that Party A or Party B is obliged by law to disclose to relevant governmental authorities, stock exchange etc., or any disclosure of such Confidential Information by Party A or Party B to its legal or financial consultants for the purpose of its ordinary business operation;

It is agreed that this Section 4 shall remain valid after any amendment, expiration or termination of this Agreement.

5.	Indemnity

Unless otherwise agreed in this Agreement, Party B shall be deemed as breaching this Agreement if Party B does not perform fully its obligations under this Agreement or suspend the performance of its obligations hereunder and it does not make correction of such default within 30 days after receiving the notice of Party A, or if Party B’s representations or warranties are untrue.

If one Party breaches this Agreement or any of its representations or warranties hereunder, the non-breaching Party may require in writing the breaching Party make correction within 10 days after the receipt of such notice, take any measures to avoid the occurrence of any damages in an efficient and timely manner and continue the performance of the Agreement. In the event of any damages, the breaching Party shall compensate the non-breaching Party so that the non-breaching Party would gain all the rights and interests it would have gained had this Agreement been fully performed.

If the breach of this Agreement by any Party causes the other Party incur any expenses, liabilities or losses (including but without limitation the loss of corporate profits), the breaching Party shall indemnify the non-breaching Party such expenses, liabilities or losses (including but without limitation any interests paid or deprived or any legal counsel fee due to the breach). The total sum of such indemnification shall equal to the suffered losses arising from the breach, including all the benefits and interests the non-breaching Party should have gained had this Agreement is fully performed, to the extent that such are reasonably anticipated by both Parties.

Party B shall be liable for any claims and liabilities arising out of Party B’s failing to follow Party A’s instruction, improper use of Party A’s intellectual property rights or improper technical handling of Pary B. In the event that Party B gets to know that any person use Party A’s intellectual property rights without authorization, Party B shall promptly inform Party A immediately and shall cooperate with Party A in any measures taken by Party A.

If both Parties breach the Agreement, the compensation each Party shall be liable for shall be determined according to the extent of each Party’s breach.

6.	Effective Date, Performance and Term

6.1 This Agreement is executed and comes into effect as of the date first set forth above (the “Effective Date”).

6.2 The term of this Agreement is 10 years from the Effective Date, unless earlier terminated by Party A. Before its expiration and upon the request of Party A, the term of this Agreement may be extended by both Parties in accordance with Party A’s request. The Parties may either conclude another Exclusive Consulting and Services Agreement or continue performing this Agreement as the option of Party A.

7.	Termination

7.1 During the term of this Agreement, Party B shall indemnify Party A against any losses or damages arising from Party B’s early termination of the Agreement with no reason, and Party B shall pay all the fees for those services already provided by Party A.

7.2 This Agreement shall terminate upon the agreement by both Parties.

7.3 The rights and obligations of both Parties under Articles 4 and 5 shall survive the termination of this Agreement.

8.	Dispute Resolution

8.1 All disputes arising out of or in connection with this Agreement shall be conciliated friendly by and between the Parties. When the disputes could not be solved through conciliation, any Party may submit the disputes for arbitration by the China International Economic and Trade Arbitration Commission in accordance with arbitration rules then effective of such arbitration commission. The place of arbitration shall be in Beijing. The language of the arbitration shall be in Chinese. The arbitration ruling shall be final and binding on all Parties. This Article shall not be affected by the termination or cancellation of this Agreement.

8.2 Each Party shall perform, in bona fide, its respective obligations under the Agreement except for those matters that are subject to the disputes.

9.	Force Majeure

9.1 Force Majeure shall refer to any event that is beyond the Party’s reasonable control and cannot be prevented with reasonable care, including acts of governments, acts of nature, fire, explosion, typhoon, flood, earthquake, tide, lightning or war. However, any shortage of credit, capital or finance shall not be regarded as an event beyond the control of a Party. The Party, which is affected by Force Majeure and seeks the exemption of performing its duties under this Agreement, shall notify the other party about the exemption matter without delay and the measures it needs to take to complete its performance.

9.2 In the event that the performance of this Agreement is delayed or prevented by any Force Majeure event, any affected Party shall be exempted from any liabilities under this Agreement to the extent of such delay or prevention. The affected Party shall take appropriate means to mitigate or remove the effects of Force Majeure and shall endeavor to resume performance of the obligations delayed or prevented by the event of Force Majeure. After the event of Force Majeure is removed, both Parties agree to use their best efforts to resume performance of this Agreement.

10.	Notices.

All notices by both Parties in the performance of the rights and obligations hereunder shall be in writing and shall be served by delivery in person, registered mail, postage prepaid mail, accepted courier service or facsimile transmission to the respective Parties at the following addresses:

Party A: Beijing Global Education & Technology Co., Ltd.

Add: 604A, Chuangye Square, No.2 Jingshuyuan Road, Haidian District, Beijing.

Fax:

Tel:

Receiver:

Party B: Shanghai Global Career Education & Technology Holdings Limited

Add: Room 1703, No.98 Songhu Road, Yangpu District, Shanghai.

Fax:

Tel:

Receiver:

11.	No Assignment

Party B shall not assign its rights and obligations under this Agreement to any third party without the prior written consent of Party A. Party A may assign any right, interest or obligation hereunder to its Affiliates and shall inform Party B of such assignment.

12.	Severability

The Parties hereby confirm that the Agreement is concluded by both Parties based on mutual benefits and is fair and reasonable. If any provision of this Agreement is held to be invalid or unenforceable for its inconsistency with any laws, such provision shall only be invalid or unenforceable to the extent of the jurisdiction of such laws, and the legal effect of other provisions of this Agreement shall not be affected.

13.	Amendment and Supplement

Any amendment and supplement of this Agreement shall be made by both Parties in writing. The amendment and supplement duly executed by both parties shall be integral part of this Agreement and shall have the same legal effect as this Agreement.

14.	Governing Law

The execution, validity, enforcement and interpretation of this Agreement, and the settlement of, and disputes thereto, shall be governed by and construed in accordance with the PRC laws.

IN WITNESS THEREOF the Parties hereto have caused this Agreement to be duly executed on their behalf by a duly authorized representative as of the date first set forth above.

[No body text in this page and this page is the signature page for the Exclusive Consulting and Service Agreement]

Party A: Beijing Global Education & Technology Co., Ltd.
Authorized Representative:	(company chop of Beijing Global Education & Technology Co., Ltd.)
Zhang Xiaodong

Party B: Shanghai Global Career Education & Technology Holdings Limited
Authorized Representative:	(official chop of Shanghai Global Career Education & Technology Holdings Limited.)
Zhang Xiaodong

Appendix 1: The list of Consulting and Services Contents

1.	Providing educational software development and research services;

2.	Providing occupation and pre-occupation staff training services;

3.	Providing technology development and transfer services concerning;

4.	Providing public relation services;

5.	Providing market investigation, research and consulting services;

6.	Providing mid or short-term market development, market plan services;

7.	Providing various technical services;

8.	Providing technical consulting and technology transfer services;

9.	Providing sale services of self-produced products.

Appendix 2: Calculation and Payment of the Fee for Consulting and Services

1.	The Fee for the services provided under this Agreement is calculated as [ ]% to [ ]% of the monthly revenue of Party B. The specific applied percentage shall be determined by both Parties in accordance with the actual situation of service provision. The Fee shall be calculated and paid on a quarterly basis.

2.	The sum of Fee shall be determined by the Parties taking account of the following factors:

(1)	The technical difficulty and complexity of the consulting and services;

(2)	The time spent by employs of Party A concerning the consulting and services;

(3)	The contents and commercial value of the consulting and services;

(4)	The benchmark price of similar consulting and services in the market.

3.	Party A will calculate the fee payable on a quarterly basis and send Party B the bill of service fee for the previous quarter within 30 days after commencement of the present quarter. Party B shall pay the Fee to the bank account designated by Party A within 10 business days after receipt of the bill, and send copy of the remittance certificate by facsimile or mail to Party A within 10 business days after payment.

4.	If Party A determines the fee calculation mechanism specified herein should no longer apply due to whatever reason, Party B shall engage the negotiate faithfully and actively with Party A within 10 days after Party A renders the fee adjustment request to determine a new fee standard or mechanism. If Party B does not response within the 10-day period as mentioned above, it shall be deemed as having accepted the adjustments proposed by Party A. Party A shall negotiate with Party B regarding the adjustment to service fee if Party B proposes to make any adjustment to the fee.

Exclusive Consulting and Service Agreement

This Exclusive Consulting and Service Agreement (the “Agreement”) is entered into as of September 7, 2006 between the following parties (the “Parties”) in Beijing:

Party A: Beijing Global Education & Technology Co., Ltd.

Legal Address:

Party B: Guangzhou Dongshan District Global Elite Training Centre (“Guangzhou School”)

Legal Address:

WHEREAS,

(1) Party A is an enterprise duly registered and validly existing under the laws of the People’s Republic of China (the “PRC”) within the PRC, owning resources to provide consultancy and services.

(2) Party B is a private non-enterprise entity registered in the PRC, engaging in non-academic qualification education and training services.

(3) Party A agrees to provide education management, education consulting and related services to Party B and Party B agrees to accept the provision of such management, consultancy and services.

NOW THEREFORE, based on the principles of fairness and mutual benefits, the Parties through amiable negotiations agree as follows:

1.	Consulting and Services; Exclusivity

1.1 Party A agrees, during the term of this Agreement, to provide Party B the exclusive consulting and services as further specified in Appendix 1 as the exclusive consulting and services provider of Party B.

1.2 Party B hereby agrees to accept such exclusive consulting and services during the term of this Agreement. For the consideration of the value of the consulting and services provided by Party A and the good cooperation relationship between the two Parties, Party B further agrees that, during the term of this Agreement, it shall not have any third party to provide any consulting and services in relation to any businesses as referred to under this Agreement without the prior written consent of Party A.

1.3 Party A shall be the sole and exclusive owner of all rights, titles, interests and all intellectual property rights arising from the performance of this Agreement, including, without limitation, any copyright, patent, technical know-how, trade secret and otherwise, whether developed by Party A, or by Party B based on Party A’s intellectual property, or by Party A based on Party B’s intellectual property. Party B shall not make any claims to Party A concerning such rights, titles, interests and all intellectual property rights.

However, when any development is made by Party A on the basis of Party B’s intellectual property, Party B shall guarantee that there exist no defects in such intellectual property, failing of which Party B shall bear the liability for any damages suffered by Party A thereof. In the event that Party A has to bear any liabilities for compensating any third party due to any defects in such intellectual property, Party A is entitled to the recourse against Party B for indemnification of its all and any losses thereof.

1.4 In consideration of the good cooperation relation between the Parties, Party B undertakes in the event that Party B intends to cooperate with any other enterprises, it shall first obtain Party A’s approval, and Party A and its affiliates shall have the right of first refusal concerning such cooperation upon equivalent terms.

2.	Calculation and Payment of the Fee for Consulting and Services (the “Fee”)

2.7	The Parties agree that the Fee under this Agreement shall be determined and paid according to the stipulations as set forth in Appendix 2.

2.8	In the event that Party B fails to make the payment of the Fee and other expenses in accordance with this Agreement, Party B shall pay a liquidated damage at the daily rate of 0.05% of the amount in default in addition.

2.9	Party A has the right, at its own expense, to appoint its employees or certified public accountants in China or other states (“Authorized Representative of Party A”), to audit Party B’s accounts for verifying the calculation and amount of the Fee. For this purpose, Party B shall provide the Authorized Representative of Party A with all the documents, accounts, records and data as required to so that the Authorized Representative of Party A could audit the accounts of Party B and verify the calculation and amount of the Fee. In the absence of manifest error, the amount of the Fee as determined by the Authorized Representative of Party A shall be final.

2.10	Unless otherwise agreed, the Fee that Party B would pay to Party A under this Agreement shall not be subject to any deduction or set-off (for instance, commission charged by a bank).

2.11	Besides paying the Fee to Party A, Party B shall also reimburse any expenses incurred by Party A in the provision of services, including but not limited to travel and accommodation expenses, printing expenses and postage fees.

3.	Representations and Warranties

3.1 Party A hereby represents and warrants as follows:

3.1.1 Party A is a company duly registered and validly existing under the laws of the PRC;

3.1.2 Party A has full right, power, authority and capacity and all consents and approvals of any other third party or government necessary to execute and perform this Agreement, which shall not conflict with any enforceable and effective laws or contracts binding on or applicable to Party A;

3.1.3 Once the Agreement has been duly executed by both parties, it will constitute a legal, valid and binding obligation of Party A enforceable against it in accordance with its terms.

3.2 Party B hereby represents and warrants as follows:

3.2.1 Party B is private non-enterprise entity duly registered and validly existing under the PRC laws, engaging in non-academic qualification education and training services;

3.2.2 Party B has full right, power, authority and capacity and all consents and approvals of any other third party or government necessary to execute and perform this Agreement, which shall not conflict with any enforceable and effective laws or contracts binding on or applicable to Party B.

3.2.3 Once the Agreement has been duly executed by both parties, it will constitute a legal, valid and binding obligation of Party B enforceable against it in accordance with its terms.

4.	Confidentiality

4.1 The Parties agree to use all reasonable means to protect and maintain the confidentiality of the confidential materials and information known or received in connection with the performance of the Agreement (collectively the “Confidential Information”. The provider of any materials and information, in order for such materials or information being treated as Confidential Information under this provision, shall by written notice indicate that such materials and information are confidential in nature.). Confidential Information shall not be disclosed, assigned or transferred to any third party without the prior written consent of the Party who provided such information (including the occasions where the receiving Party merges with, is acquired by or is controlled directly or indirectly by any third party). Upon the termination of this Agreement, one Party shall return any and all documents, materials or software containing any Confidential Information to the original owner of such Confidential Information or its provider, or upon the consent of the original owner of such Confidential Information or its provider, destroy such Confidential Information, including deleting all such Confidential Information from any memory or storage device, and shall cease using such Confidential Information. Party A and Party B shall take all necessary measures to make sure that Confidential Information shall only be disclosed to Party B’s employees, agents or counsels whose knowledge of such Confidential Information are necessary, and shall procure that such Party B’s employees, agents or counsels adhere to the confidentiality obligations under this Agreement. Party A may enter into specific confidential agreements respectively with Party B and its employees, agents or counsels.

4.2 The above restriction does not apply to the following:

4.2.1 Information that has been known by the public when disclosed;

4.2.2 After its disclosure, information that comes to be known by the public not due to the default of Party A or Party B;

4.2.3 Information proved to be known by Party A or Party B before its disclosure, and such information is not obtained directly or indirectly from the disclosing Party;

4.2.4 Information that Party A or Party B is obliged by law to disclose to relevant governmental authorities, stock exchange etc., or any disclosure of such Confidential Information by Party A or Party B to its legal or financial consultants for the purpose of its ordinary business operation;

4.3 It is agreed that this Section 4 shall remain valid after any amendment, expiration or termination of this Agreement.

5.	Indemnity

5.1 Unless otherwise agreed in this Agreement, Party B shall be deemed as breaching this Agreement if Party B does not perform fully its obligations under this Agreement or suspend the performance of its obligations hereunder and it does not make correction of such default within 30 days after receiving the notice of Party A, or if Party B’s representations or warranties are untrue.

5.2 If one Party breaches this Agreement or any of its representations or warranties hereunder, the non-breaching Party may require in writing the breaching Party make correction within 10 days after the receipt of such notice, take any measures to avoid the occurrence of any damages in an efficient and timely manner and continue the performance of the Agreement. In the event of any damages, the breaching Party shall compensate the non-breaching Party so that the non-breaching Party would gain all the rights and interests it would have gained had this Agreement been fully performed.

5.3 If the breach of this Agreement by any Party causes the other Party incur any expenses, liabilities or losses (including but without limitation the loss of corporate profits), the breaching Party shall indemnify the non-breaching Party such expenses, liabilities or losses (including but without limitation any interests paid or deprived or any legal counsel fee due to the breach). The total sum of such indemnification shall equal to the suffered losses arising from the breach, including all the benefits and interests the non-breaching Party should have gained had this Agreement is fully performed, to the extent that such are reasonably anticipated by both Parties.

5.4 Party B shall be liable for any claims and liabilities arising out of Party B’s failing to follow Party A’s instruction, improper use of Party A’s intellectual property rights or improper technical handling of Pary B. In the event that Party B gets to know that any person use Party A’s intellectual property rights without authorization, Party B shall promptly inform Party A immediately and shall cooperate with Party A in any measures taken by Party A.

5.5 If both Parties breach the Agreement, the compensation each Party shall be liable for shall be determined according to the extent of each Party’s breach.

6.	Effective Date, Performance and Term

6.1 This Agreement is executed and comes into effect as of the date first set forth above (the “Effective Date”).

6.2 The term of this Agreement is 10 years from the Effective Date, unless earlier terminated by Party A. Before its expiration and upon the request of Party A, the term of this Agreement may be extended by both Parties in accordance with Party A’s request. The Parties may either conclude another Exclusive Consulting and Services Agreement or continue performing this Agreement as the option of Party A.

7.	Termination

7.1 During the term of this Agreement, Party B shall indemnify Party A against any losses or damages arising from Party B’s early termination of the Agreement with no reason, and Party B shall pay all the fees for those services already provided by Party A.

7.2 This Agreement shall terminate upon the agreement by both Parties.

7.3 The rights and obligations of both Parties under Articles 4 and 5 shall survive the termination of this Agreement.

8.	Dispute Resolution

8.1 All disputes arising out of or in connection with this Agreement shall be conciliated friendly by and between the Parties. When the disputes could not be solved through conciliation, any Party may submit the disputes for arbitration by the China International Economic and Trade Arbitration Commission in accordance with arbitration rules then effective of such arbitration commission. The place of arbitration shall be in Beijing. The language of the arbitration shall be in Chinese. The arbitration ruling shall be final and binding on all Parties. This Article shall not be affected by the termination or cancellation of this Agreement.

8.2 Each Party shall perform, in bona fide, its respective obligations under the Agreement except for those matters that are subject to the disputes.

9.	Force Majeure

9.1 Force Majeure shall refer to any event that is beyond the Party’s reasonable control and cannot be prevented with reasonable care, including acts of governments, acts of nature, fire, explosion, typhoon, flood, earthquake, tide, lightning or war. However, any shortage of credit, capital or finance shall not be regarded as an event beyond the control of a Party. The Party, which is affected by Force Majeure and seeks the exemption of performing its duties under this Agreement, shall notify the other party about the exemption matter without delay and the measures it needs to take to complete its performance.

9.2 In the event that the performance of this Agreement is delayed or prevented by any Force Majeure event, any affected Party shall be exempted from any liabilities under this Agreement to the extent of such delay or prevention. The affected Party shall take appropriate means to mitigate or remove the effects of Force Majeure and shall endeavor to resume performance of the obligations delayed or prevented by the event of Force Majeure. After the event of Force Majeure is removed, both Parties agree to use their best efforts to resume performance of this Agreement.

11.	Notices.

All notices by both Parties in the performance of the rights and obligations hereunder shall be in writing and shall be served by delivery in person, registered mail, postage prepaid mail, accepted courier service or facsimile transmission to the respective Parties at the following addresses:

Party A:

Add:

Fax:

Tel:

Receiver:

Party B:

Add:

Fax:

Tel:

Receiver:

11.	No Assignment

Party B shall not assign its rights and obligations under this Agreement to any third party without the prior written consent of Party A. Party A may assign any right, interest or obligation hereunder to its Affiliates and shall inform Party B of such assignment.

12.	Severability

The Parties hereby confirm that the Agreement is concluded by both Parties based on mutual benefits and is fair and reasonable. If any provision of this Agreement is held to be invalid or unenforceable for its inconsistency with any laws, such provision shall only be invalid or unenforceable to the extent of the jurisdiction of such laws, and the legal effect of other provisions of this Agreement shall not be affected.

13.	Amendment and Supplement

Any amendment and supplement of this Agreement shall be made by both Parties in writing. The amendment and supplement duly executed by both parties shall be integral part of this Agreement and shall have the same legal effect as this Agreement.

14.	Governing Law

The execution, validity, enforcement and interpretation of this Agreement, and the settlement of, and disputes thereto, shall be governed by and construed in accordance with the PRC laws.

IN WITNESS THEREOF the Parties hereto have caused this Agreement to be duly executed on their behalf by a duly authorized representative as of the date first set forth above.

[No body text in this page and this page is the signature page for the Exclusive Consulting and Service Agreement]

Party A:.
Authorized Representative:	(company chop of Beijing Global Education & Technology Co., Ltd.)
Zhang Xiaodong

Party B:
Authorized Representative:	(official chop of Guangzhou Dongshan District Global Elite Training Centre)

Appendix 1: The list of Consulting and Services Contents

10.	Providing training services to teachers;

11.	Providing training services to employees of all departments of the school;

12.	Providing enrollment advertisement consulting services;

13.	Providing Guangzhou City and Guangdong Province market investigation, research and consulting services;

14.	Providing teaching project development, research and consulting services;

15.	Providing mid or short-term market development, market plan services;

16.	Providing software development and research services;

17.	Providing various technical services;

18.	Providing technical consulting and technology transfer services;

19.	Providing sale services for self-produced products.

20.	Providing public relation services;

Appendix 2: Calculation and Payment of the Fee for Consulting and Services

5.	The Fee for the services provided under this Agreement is calculated as [30]% to [35]% of the monthly revenue of Party B. The specific applied percentage shall be determined by both Parties in accordance with the actual situation of service provision. The Fee shall be calculated and paid on a quarterly basis.

6.	The sum of Fee shall be determined by the Parties taking account of the following factors:

(1)	The technical difficulty and complexity of the consulting and services;

(2)	The time spent by employs of Party A concerning the consulting and services;

(3)	The contents and commercial value of the consulting and services;

(4)	The benchmark price of similar consulting and services in the market.

7.	Party A will calculate the fee payable on a quarterly basis and send Party B the bill of service fee for the previous quarter within 30 days after commencement of the present quarter. Party B shall pay the Fee to the bank account designated by Party A within 10 business days after receipt of the bill, and send copy of the remittance certificate by facsimile or mail to Party A within 10 business days after payment.

8.	If Party A determines the fee calculation mechanism specified herein should no longer apply due to whatever reason, Party B shall engage the negotiate faithfully and actively with Party A within 10 days after Party A renders the fee adjustment request to determine a new fee standard or mechanism. If Party B does not response within the 10-day period as mentioned above, it shall be deemed as having accepted the adjustments proposed by Party A. Party A shall negotiate with Party B regarding the adjustment to service fee if Party B proposes to make any adjustment to the fee.

Exclusive Consulting and Service Agreement

This Exclusive Consulting and Service Agreement (the “Agreement”) is entered into as of September 7, 2006 between the following parties (the “Parties”) in Beijing:

Party A: Beijing Global Education & Technology Co., Ltd.

Legal Address:

Party B: Changsha Furong District Global IELTS Training School (“Changsha School”)

Legal Address:

WHEREAS,

(1) Party A is an enterprise duly registered and validly existing under the laws of the People’s Republic of China (the “PRC”) within the PRC, owning resources to provide consultancy and services.

(2) Party B is a private non-enterprise entity registered in the PRC, engaging in non-academic qualification education and training services.

(3) Party A agrees to provide education management, education consulting and related services to Party B and Party B agrees to accept the provision of such management, consultancy and services.

NOW THEREFORE, based on the principles of fairness and mutual benefits, the Parties through amiable negotiations agree as follows:

1.	Consulting and Services; Exclusivity

1.1 Party A agrees, during the term of this Agreement, to provide Party B the exclusive consulting and services as further specified in Appendix 1 as the exclusive consulting and services provider of Party B.

1.2 Party B hereby agrees to accept such exclusive consulting and services during the term of this Agreement. For the consideration of the value of the consulting and services provided by Party A and the good cooperation relationship between the two Parties, Party B further agrees that, during the term of this Agreement, it shall not have any third party to provide any consulting and services in relation to any businesses as referred to under this Agreement without the prior written consent of Party A.

1.3 Party A shall be the sole and exclusive owner of all rights, titles, interests and all intellectual property rights arising from the performance of this Agreement, including, without limitation, any copyright, patent, technical know-how, trade secret and otherwise, whether developed by Party A, or by Party B based on Party A’s intellectual property, or by Party A based on Party B’s intellectual property. Party B shall not make any claims to Party A concerning such rights, titles, interests and all intellectual property rights.

However, when any development is made by Party A on the basis of Party B’s intellectual property, Party B shall guarantee that there exist no defects in such intellectual property, failing of which Party B shall bear the liability for any damages suffered by Party A thereof. In the event that Party A has to bear any liabilities for compensating any third party due to any defects in such intellectual property, Party A is entitled to the recourse against Party B for indemnification of its all and any losses thereof.

1.4 In consideration of the good cooperation relation between the Parties, Party B undertakes in the event that Party B intends to cooperate with any other enterprises, it shall first obtain Party A’s approval, and Party A and its affiliates shall have the right of first refusal concerning such cooperation upon equivalent terms.

2.	Calculation and Payment of the Fee for Consulting and Services (the “Fee”)

2.12	The Parties agree that the Fee under this Agreement shall be determined and paid according to the stipulations as set forth in Appendix 2.

2.13	In the event that Party B fails to make the payment of the Fee and other expenses in accordance with this Agreement, Party B shall pay a liquidated damage at the daily rate of 0.05% of the amount in default in addition.

2.14	Party A has the right, at its own expense, to appoint its employees or certified public accountants in China or other states (“Authorized Representative of Party A”), to audit Party B’s accounts for verifying the calculation and amount of the Fee. For this purpose, Party B shall provide the Authorized Representative of Party A with all the documents, accounts, records and data as required to so that the Authorized Representative of Party A could audit the accounts of Party B and verify the calculation and amount of the Fee. In the absence of manifest error, the amount of the Fee as determined by the Authorized Representative of Party A shall be final.

2.15	Unless otherwise agreed, the Fee that Party B would pay to Party A under this Agreement shall not be subject to any deduction or set-off (for instance, commission charged by a bank).

2.16	Besides paying the Fee to Party A, Party B shall also reimburse any expenses incurred by Party A in the provision of services, including but not limited to travel and accommodation expenses, printing expenses and postage fees.

3.	Representations and Warranties

3.1 Party A hereby represents and warrants as follows:

3.1.1 Party A is a company duly registered and validly existing under the laws of the PRC;

3.1.2 Party A has full right, power, authority and capacity and all consents and approvals of any other third party or government necessary to execute and perform this Agreement, which shall not conflict with any enforceable and effective laws or contracts binding on or applicable to Party A;

3.1.3 Once the Agreement has been duly executed by both parties, it will constitute a legal, valid and binding obligation of Party A enforceable against it in accordance with its terms.

3.2 Party B hereby represents and warrants as follows:

3.2.1 Party B is private non-enterprise entity duly registered and validly existing under the PRC laws, engaging in non-academic qualification education and training services;

3.2.2 Party B has full right, power, authority and capacity and all consents and approvals of any other third party or government necessary to execute and perform this Agreement, which shall not conflict with any enforceable and effective laws or contracts binding on or applicable to Party B.

3.2.3 Once the Agreement has been duly executed by both parties, it will constitute a legal, valid and binding obligation of Party B enforceable against it in accordance with its terms.

4.	Confidentiality

4.1 The Parties agree to use all reasonable means to protect and maintain the confidentiality of the confidential materials and information known or received in connection with the performance of the Agreement (collectively the “Confidential Information”. The provider of any materials and information, in order for such materials or information being treated as Confidential Information under this provision, shall by written notice indicate that such materials and information are confidential in nature.). Confidential Information shall not be disclosed, assigned or transferred to any third party without the prior written consent of the Party who provided such information (including the occasions where the receiving Party merges with, is acquired by or is controlled directly or indirectly by any third party). Upon the termination of this Agreement, one Party shall return any and all documents, materials or software containing any Confidential Information to the original owner of such Confidential Information or its provider, or upon the consent of the original owner of such Confidential Information or its provider, destroy such Confidential Information, including deleting all such Confidential Information from any memory or storage device, and shall cease using such Confidential Information. Party A and Party B shall take all necessary measures to make sure that Confidential Information shall only be disclosed to Party B’s employees, agents or counsels whose knowledge of such Confidential Information are necessary, and shall procure that such Party B’s employees, agents or counsels adhere to the confidentiality obligations under this Agreement. Party A may enter into specific confidential agreements respectively with Party B and its employees, agents or counsels.

4.2 The above restriction does not apply to the following:

4.2.1 Information that has been known by the public when disclosed;

4.2.2 After its disclosure, information that comes to be known by the public not due to the default of Party A or Party B;

4.2.3 Information proved to be known by Party A or Party B before its disclosure, and such information is not obtained directly or indirectly from the disclosing Party;

4.2.4 Information that Party A or Party B is obliged by law to disclose to relevant governmental authorities, stock exchange etc., or any disclosure of such Confidential Information by Party A or Party B to its legal or financial consultants for the purpose of its ordinary business operation;

4.3 It is agreed that this Section 4 shall remain valid after any amendment, expiration or termination of this Agreement.

5.	Indemnity

5.1 Unless otherwise agreed in this Agreement, Party B shall be deemed as breaching this Agreement if Party B does not perform fully its obligations under this Agreement or suspend the performance of its obligations hereunder and it does not make correction of such default within 30 days after receiving the notice of Party A, or if Party B’s representations or warranties are untrue.

5.2 If one Party breaches this Agreement or any of its representations or warranties hereunder, the non-breaching Party may require in writing the breaching Party make correction within 10 days after the receipt of such notice, take any measures to avoid the occurrence of any damages in an efficient and timely manner and continue the performance of the Agreement. In the event of any damages, the breaching Party shall compensate the non-breaching Party so that the non-breaching Party would gain all the rights and interests it would have gained had this Agreement been fully performed.

5.3 If the breach of this Agreement by any Party causes the other Party incur any expenses, liabilities or losses (including but without limitation the loss of corporate profits), the breaching Party shall indemnify the non-breaching Party such expenses, liabilities or losses (including but without limitation any interests paid or deprived or any legal counsel fee due to the breach). The total sum of such indemnification shall equal to the suffered losses arising from the breach, including all the benefits and interests the non-breaching Party should have gained had this Agreement is fully performed, to the extent that such are reasonably anticipated by both Parties.

5.4 Party B shall be liable for any claims and liabilities arising out of Party B’s failing to follow Party A’s instruction, improper use of Party A’s intellectual property rights or improper technical handling of Pary B. In the event that Party B gets to know that any person use Party A’s intellectual property rights without authorization, Party B shall promptly inform Party A immediately and shall cooperate with Party A in any measures taken by Party A.

5.5 If both Parties breach the Agreement, the compensation each Party shall be liable for shall be determined according to the extent of each Party’s breach.

6.	Effective Date, Performance and Term

6.1 This Agreement is executed and comes into effect as of the date first set forth above (the “Effective Date”).

6.2 The term of this Agreement is 10 years from the Effective Date, unless earlier terminated by Party A. Before its expiration and upon the request of Party A, the term of this Agreement may be extended by both Parties in accordance with Party A’s request. The Parties may either conclude another Exclusive Consulting and Services Agreement or continue performing this Agreement as the option of Party A.

7.	Termination

7.1 During the term of this Agreement, Party B shall indemnify Party A against any losses or damages arising from Party B’s early termination of the Agreement with no reason, and Party B shall pay all the fees for those services already provided by Party A.

7.2 This Agreement shall terminate upon the agreement by both Parties.

7.3 The rights and obligations of both Parties under Articles 4 and 5 shall survive the termination of this Agreement.

8.	Dispute Resolution

8.1 All disputes arising out of or in connection with this Agreement shall be conciliated friendly by and between the Parties. When the disputes could not be solved through conciliation, any Party may submit the disputes for arbitration by the China International Economic and Trade Arbitration Commission in accordance with arbitration rules then effective of such arbitration commission. The place of arbitration shall be in Beijing. The language of the arbitration shall be in Chinese. The arbitration ruling shall be final and binding on all Parties. This Article shall not be affected by the termination or cancellation of this Agreement.

8.2 Each Party shall perform, in bona fide, its respective obligations under the Agreement except for those matters that are subject to the disputes.

9.	Force Majeure

9.1 Force Majeure shall refer to any event that is beyond the Party’s reasonable control and cannot be prevented with reasonable care, including acts of governments, acts of nature, fire, explosion, typhoon, flood, earthquake, tide, lightning or war. However, any shortage of credit, capital or finance shall not be regarded as an event beyond the control of a Party. The Party, which is affected by Force Majeure and seeks the exemption of performing its duties under this Agreement, shall notify the other party about the exemption matter without delay and the measures it needs to take to complete its performance.

9.2 In the event that the performance of this Agreement is delayed or prevented by any Force Majeure event, any affected Party shall be exempted from any liabilities under this Agreement to the extent of such delay or prevention. The affected Party shall take appropriate means to mitigate or remove the effects of Force Majeure and shall endeavor to resume performance of the obligations delayed or prevented by the event of Force Majeure. After the event of Force Majeure is removed, both Parties agree to use their best efforts to resume performance of this Agreement.

12.	Notices.

All notices by both Parties in the performance of the rights and obligations hereunder shall be in writing and shall be served by delivery in person, registered mail, postage prepaid mail, accepted courier service or facsimile transmission to the respective Parties at the following addresses:

Party A:

Add:

Fax:

Tel:

Receiver:

Party B:

Add:

Fax:

Tel:

Receiver:

11.	No Assignment

Party B shall not assign its rights and obligations under this Agreement to any third party without the prior written consent of Party A. Party A may assign any right, interest or obligation hereunder to its Affiliates and shall inform Party B of such assignment.

12.	Severability

The Parties hereby confirm that the Agreement is concluded by both Parties based on mutual benefits and is fair and reasonable. If any provision of this Agreement is held to be invalid or unenforceable for its inconsistency with any laws, such provision shall only be invalid or unenforceable to the extent of the jurisdiction of such laws, and the legal effect of other provisions of this Agreement shall not be affected.

13.	Amendment and Supplement

Any amendment and supplement of this Agreement shall be made by both Parties in writing. The amendment and supplement duly executed by both parties shall be integral part of this Agreement and shall have the same legal effect as this Agreement.

14.	Governing Law

The execution, validity, enforcement and interpretation of this Agreement, and the settlement of, and disputes thereto, shall be governed by and construed in accordance with the PRC laws.

IN WITNESS THEREOF the Parties hereto have caused this Agreement to be duly executed on their behalf by a duly authorized representative as of the date first set forth above.

[No body text in this page and this page is the signature page for the Exclusive Consulting and Service Agreement]

Party A:.
Authorized Representative:	(company chop of Beijing Global Education & Technology Co., Ltd.)
Zhang Xiaodong

Party B:
Authorized Representative:	(official chop of Changsha Furong District Global IELTS Training School)

Appendix 1: The list of Consulting and Services Contents

21.	Providing training services to teachers;

22.	Providing training services to employees of all departments of the school;

23.	Providing enrollment advertisement consulting services;

24.	Providing Changsha market investigation, research and consulting services;

25.	Providing teaching project development, research and consulting services;

26.	Providing mid or short-term market development, market plan services;

27.	Providing public relation services;

28.	Providing software development and research services;

29.	Providing various technical services;

30.	Providing technical consulting and technology transfer services;

31.	Providing sale services for self-produced products.

Appendix 2: Calculation and Payment of the Fee for Consulting and Services

9.	The Fee for the services provided under this Agreement is calculated as [30]% to [35]% of the monthly revenue of Party B. The specific applied percentage shall be determined by both Parties in accordance with the actual situation of service provision. The Fee shall be calculated and paid on a quarterly basis.

10.	The sum of Fee shall be determined by the Parties taking account of the following factors:

(1)	The technical difficulty and complexity of the consulting and services;

(2)	The time spent by employs of Party A concerning the consulting and services;

(3)	The contents and commercial value of the consulting and services;

(4)	The benchmark price of similar consulting and services in the market.

11.	Party A will calculate the fee payable on a quarterly basis and send Party B the bill of service fee for the previous quarter within 30 days after commencement of the present quarter. Party B shall pay the Fee to the bank account designated by Party A within 10 business days after receipt of the bill, and send copy of the remittance certificate by facsimile or mail to Party A within 10 business days after payment.

12.	If Party A determines the fee calculation mechanism specified herein should no longer apply due to whatever reason, Party B shall engage the negotiate faithfully and actively with Party A within 10 days after Party A renders the fee adjustment request to determine a new fee standard or mechanism. If Party B does not response within the 10-day period as mentioned above, it shall be deemed as having accepted the adjustments proposed by Party A. Party A shall negotiate with Party B regarding the adjustment to service fee if Party B proposes to make any adjustment to the fee.

Exclusive Consulting and Service Agreement

This Exclusive Consulting and Service Agreement (the “Agreement”) is entered into as of September 7, 2006 between the following parties (the “Parties”) in Beijing:

Party A: Beijing Global Education & Technology Co., Ltd. (“Beijing Global Education”)

Legal Address: 604A, Chuangye Square, No. 2 Jingshuyuan Road, Haidian District, Beijing

Party B: Beijing Zhuo Er Ying Cai Culture Distribution Co., Ltd. (“Zhuo Er Ying Cai”)

Legal Address: Room 3421, Tower 3, Yuntong Commercial Center, Courtyard A, No.4, Yongding Road, Haidian District, Beijing

WHEREAS,

(1) Party A is a wholly foreign-owned enterprise registered and existing under the laws of the People’s Republic of China (the “PRC”) within the PRC, owning resources to provide consultancy and services.

(2) Party B is a limited liability company registered in the PRC.

(3) Party A agrees to provide consulting and related services to Party B and Party B agrees to accept the provision of such consultancy and services.

NOW THEREFORE, based on the principles of fairness and mutual benefits, the Parties through amiable negotiations agree as follows:

1.	Consulting and Services; Exclusivity

Party A agrees, during the term of this Agreement, to provide Party B the exclusive consulting and services as further specified in Appendix 1 as the exclusive consulting and services provider of Party B.

Party B hereby agrees to accept such exclusive consulting and services during the term of this Agreement. For the consideration of the value of the consulting and services provided by Party A and the good cooperation relationship between the two Parties, Party B further agrees that, during the term of this Agreement, it shall not have any third party to provide any consulting and services in relation to any businesses as referred to under this Agreement without the prior written consent of Party A.

Party A shall be the sole and exclusive owner of all rights, titles, interests and all intellectual property rights arising from the performance of this Agreement, including, without limitation, any copyright, patent, technical know-how, trade secret and otherwise, whether developed by Party A, or by Party B based on Party A’s intellectual property, or by Party A based on Party B’s intellectual property. Party B shall not make any claims to Party A concerning such rights, titles, interests and all intellectual property rights.

However, when any development is made by Party A on the basis of Party B’s intellectual property, Party B shall guarantee that there exist no defects in such intellectual property, failing of which Party B shall bear the liability for any damages suffered by Party A thereof. In the event that Party A has to bear any liabilities for compensating any third party due to any defects in such intellectual property, Party A is entitled to the recourse against Party B for indemnification of its all and any losses thereof.

In consideration of the good cooperation relation between the Parties, Party B undertakes in the event that Party B intends to cooperate with any other enterprises, it shall first obtain Party A’s approval, and Party A and its affiliates shall have the right of first refusal concerning such cooperation upon equivalent terms.

2.	Calculation and Payment of the Fee for Consulting and Services (the “Fee”)

2.17	The Parties agree that the Fee under this Agreement shall be determined and paid according to the stipulations as set forth in Appendix 2.

2.18	In the event that Party B fails to make the payment of the Fee and other expenses in accordance with this Agreement, Party B shall pay a liquidated damage at the daily rate of 0.05% of the amount in default in addition.

2.19	Party A has the right, at its own expense, to appoint its employees or certified public accountants in China or other states (“Authorized Representative of Party A”), to audit Party B’s accounts for verifying the calculation and amount of the Fee. For this purpose, Party B shall provide the Authorized Representative of Party A with all the documents, accounts, records and data as required to so that the Authorized Representative of Party A could audit the accounts of Party B and verify the the calculation and amount of the Fee. In the absence of manifest error, the amount of the Fee as determined by the Authorized Representative of Party A shall be final.

2.20	Unless otherwise agreed, the Fee that Party B would pay to Party A under this Agreement shall not be subject to any deduction or set-off (for instance, commission charged by a bank).

2.21	Besides paying the Fee to Party A, Party B shall also reimburse any expenses incurred by Party A in the provision of services, including but not limited to travel and accommodation expenses, printing expenses and postage fees.

2.22	The Parties agreed that any economic losses caused by the performance of this Agreement shall be borne by Party A.

3.	Representations and Warranties

3.1 Party A hereby represents and warrants as follows:

3.1.1 Party A is a company duly registered and validly existing under the laws of the PRC;

3.1.2 Party A has full right, power, authority and capacity and all consents and approvals of any other third party or government necessary to execute and perform this Agreement, which shall not conflict with any enforceable and effective laws or contracts binding on or applicable to Party A;

3.1.3 Once the Agreement has been duly executed by both parties, it will constitute a legal, valid and binding obligation of Party A enforceable against it in accordance with its terms.

3.2 Party B hereby represents and warrants as follows:

3.2.1 Party B is a company duly registered and validly existing under the laws of the PRC.

3.2.2 Party B has full right, power, authority and capacity and all consents and approvals of any other third party or government necessary to execute and perform this Agreement, which shall not conflict with any enforceable and effective laws or contracts binding on or applicable to Party B.

3.2.3 Once the Agreement has been duly executed by both parties, it will constitute a legal, valid and binding obligation of Party B enforceable against it in accordance with its terms.

4.	Confidentiality

The Parties agree to use all reasonable means to protect and maintain the confidentiality of the confidential materials and information known or received in connection with the performance of the Agreement (collectively the “Confidential Information”. The provider of any materials and information, in order for such materials or information being treated as Confidential Information under this provision, shall by written notice indicate that such materials and information are confidential in nature.). Confidential Information shall not be disclosed, assigned or transferred to any third party without the prior written consent of the Party who provided such information (including the occasions where the receiving Party merges with, is acquired by or is controlled directly or indirectly by any third party). Upon the termination of this Agreement, one Party shall return any and all documents, materials or software containing any Confidential Information to the original owner of such Confidential Information or its provider, or upon the consent of the original owner of such Confidential Information or its provider, destroy such Confidential Information, including deleting all such Confidential Information from any memory or storage device, and shall cease using such Confidential Information. Party A and Party B shall take all necessary measures to make sure that Confidential Information shall only be disclosed to Party B’s employees, agents or counsels whose knowledge of such Confidential Information are necessary, and shall procure that such Party B’s employees, agents or counsels adhere to the confidentiality obligations under this Agreement. Party A may enter into specific confidential agreements respectively with Party B and its employees, agents or counsels.

The above restriction does not apply to the following:

Information that has been known by the public when disclosed;

After its disclosure, information that comes to be known by the public not due to the default of Party A or Party B;

Information proved to be known by Party A or Party B before its disclosure, and such information is not obtained directly or indirectly from the disclosing Party;

Information that Party A or Party B is obliged by law to disclose to relevant governmental authorities, stock exchange etc., or any disclosure of such Confidential Information by Party A or Party B to its legal or financial consultants for the purpose of its ordinary business operation;

It is agreed that this Section 4 shall remain valid after any amendment, expiration or termination of this Agreement.

5.	Indemnity

Unless otherwise agreed in this Agreement, Party B shall be deemed as breaching this Agreement if Party B does not perform fully its obligations under this Agreement or suspend the performance of its obligations hereunder and it does not make correction of such default within 30 days after receiving the notice of Party A, or if Party B’s representations or warranties are untrue.

If one Party breaches this Agreement or any of its representations or warranties hereunder, the non-breaching Party may require in writing the breaching Party make correction within 10 days after the receipt of such notice, take any measures to avoid the occurrence of any damages in an efficient and timely manner and continue the performance of the Agreement. In the event of any damages, the breaching Party shall compensate the non-breaching Party so that the non-breaching Party would gain all the rights and interests it would have gained had this Agreement been fully performed.

If the breach of this Agreement by any Party causes the other Party incur any expenses, liabilities or losses (including but without limitation the loss of corporate profits), the breaching Party shall indemnify the non-breaching Party such expenses, liabilities or losses (including but without limitation any interests paid or deprived or any legal counsel fee due to the breach). The total sum of such indemnification shall equal to the suffered losses arising from the breach, including all the benefits and interests the non-breaching Party should have gained had this Agreement is fully performed, to the extent that such are reasonably anticipated by both Parties.

Party B shall be liable for any claims and liabilities arising out of Party B’s failing to follow Party A’s instruction, improper use of Party A’s intellectual property rights or improper technical handling of Pary B. In the event that Party B gets to know that any person use Party A’s intellectual property rights without authorization, Party B shall promptly inform Party A immediately and shall cooperate with Party A in any measures taken by Party A.

If both Parties breach the Agreement, the compensation each Party shall be liable for shall be determined according to the extent of each Party’s breach.

6.	Effective Date, Performance and Term

6.1 This Agreement is executed and comes into effect as of the date first set forth above (the “Effective Date”).

6.2 The term of this Agreement is 10 years from the Effective Date, unless earlier terminated by Party A. Before its expiration and upon the request of Party A, the term of this Agreement may be extended by both Parties in accordance with Party A’s request. The Parties may either conclude another Exclusive Consulting and Services Agreement or continue performing this Agreement as the option of Party A.

7.	Termination

7.1 During the term of this Agreement, Party B shall indemnify Party A against any losses or damages arising from Party B’s early termination of the Agreement with no reason, and Party B shall pay all the fees for those services already provided by Party A.

7.2 This Agreement shall terminate upon the agreement by both Parties.

7.3 The rights and obligations of both Parties under Articles 4 and 5 shall survive the termination of this Agreement.

8.	Dispute Resolution

8.1 All disputes arising out of or in connection with this Agreement shall be conciliated friendly by and between the Parties. When the disputes could not be solved through conciliation, any Party may submit the disputes for arbitration by the China International Economic and Trade Arbitration Commission in accordance with arbitration rules then effective of such arbitration commission. The place of arbitration shall be in Beijing. The language of the arbitration shall be in Chinese. The arbitration ruling shall be final and binding on all Parties. This Article shall not be affected by the termination or cancellation of this Agreement.

8.2 Each Party shall perform, in bona fide, its respective obligations under the Agreement except for those matters that are subject to the disputes.

9.	Force Majeure

9.1 Force Majeure shall refer to any event that is beyond the Party’s reasonable control and cannot be prevented with reasonable care, including acts of governments, acts of nature, fire, explosion, typhoon, flood, earthquake, tide, lightning or war. However, any shortage of credit, capital or finance shall not be regarded as an event beyond the control of a Party. The Party, which is affected by Force Majeure and seeks the exemption of performing its duties under this Agreement, shall notify the other party about the exemption matter without delay and the measures it needs to take to complete its performance.

9.2 In the event that the performance of this Agreement is delayed or prevented by any Force Majeure event, any affected Party shall be exempted from any liabilities under this Agreement to the extent of such delay or prevention. The affected Party shall take appropriate means to mitigate or remove the effects of Force Majeure and shall endeavor to resume performance of the obligations delayed or prevented by the event of Force Majeure. After the event of Force Majeure is removed, both Parties agree to use their best efforts to resume performance of this Agreement.

13.	Notices.

All notices by both Parties in the performance of the rights and obligations hereunder shall be in writing and shall be served by delivery in person, registered mail, postage prepaid mail, accepted courier service or facsimile transmission to the respective Parties at the following addresses:

Party A: Beijing Global Education & Technology Co., Ltd.

Add: 604A, Chuangye Square, No.2 Jingshuyuan Road, Haidian District, Beijing City.

Fax:

Tel:

Receiver:

Party B: Beijing Zhuo Er Ying Cai Culture Distribution Co., Ltd

Add: Room 3421, Tower 3, Yuntong Commercial Center, Courtyard A, No.4, Yongding Road, Haidian District, Beijing City

Fax:

Tel:

Receiver:

11.	No Assignment

Party B shall not assign its rights and obligations under this Agreement to any third party without the prior written consent of Party A. Party A may assign any right, interest or obligation hereunder to its Affiliates and shall inform Party B of such assignment.

12.	Severability

The Parties hereby confirm that the Agreement is concluded by both Parties based on mutual benefits and is fair and reasonable. If any provision of this Agreement is held to be invalid or unenforceable for its inconsistency with any laws, such provision shall only be invalid or unenforceable to the extent of the jurisdiction of such laws, and the legal effect of other provisions of this Agreement shall not be affected.

13.	Amendment and Supplement

Any amendment and supplement of this Agreement shall be made by both Parties in writing. The amendment and supplement duly executed by both parties shall be integral part of this Agreement and shall have the same legal effect as this Agreement.

14.	Governing Law

The execution, validity, enforcement and interpretation of this Agreement, and the settlement of, and disputes thereto, shall be governed by and construed in accordance with the PRC laws.

IN WITNESS THEREOF the Parties hereto have caused this Agreement to be duly executed on their behalf by a duly authorized representative as of the date first set forth above.

[No body text in this page and this page is the signature page for the Exclusive Consulting and Service Agreement]

Party A: Beijing Global Education & Technology Co., Ltd.
Authorized Representative:	(company chop of Beijing Global Education & Technology Co., Ltd.)
Zhang Xiaodong

Party B: Beijing Zhuo Er Ying Cai Culture Distribution Co., Ltd.
Authorized Representative:	(official chop of Beijing Zhuo Er Ying Cai Culture Distribution Co., Ltd.)
Zhang Xiaodong

Appendix 1: The list of Consulting and Services Contents

32.	Providing training service to advertising and sales personnel;

33.	Providing training service to advertising design personnel;

34.	Providing occupation and pre-occupation staff training services;

35.	Providing software development and research services;

36.	Providing various technical services;

37.	Providing technical consulting and technology transfer services;

38.	Providing sale services of self-produced products.

39.	Providing public relation services;

40.	Providing market investigation, research and consulting services;

41.	Providing mid or short-term market development, market plan services;

Appendix 2: Calculation and Payment of the Fee for Consulting and Services

13.	The Fee for the services provided under this Agreement is calculated as [20]% to [25]% of the monthly revenue of Party B. The specific applied percentage shall be determined by both Parties in accordance with the actual situation of service provision. The Fee shall be calculated and paid on a quarterly basis.

14.	The sum of Fee shall be determined by the Parties taking account of the following factors:

(1)	The technical difficulty and complexity of the consulting and services;

(2)	The time spent by employs of Party A concerning the consulting and services;

(3)	The contents and commercial value of the consulting and services;

(4)	The benchmark price of similar consulting and services in the market.

15.	Party A will calculate the fee payable on a quarterly basis and send Party B the bill of service fee for the previous quarter within 30 days after commencement of the present quarter. Party B shall pay the Fee to the bank account designated by Party A within 10 business days after receipt of the bill, and send copy of the remittance certificate by facsimile or mail to Party A within 10 business days after payment.

16.	If Party A determines the fee calculation mechanism specified herein should no longer apply due to whatever reason, Party B shall engage the negotiate faithfully and actively with Party A within 10 days after Party A renders the fee adjustment request to determine a new fee standard or mechanism. If Party B does not response within the 10-day period as mentioned above, it shall be deemed as having accepted the adjustments proposed by Party A. Party A shall negotiate with Party B regarding the adjustment to service fee if Party B proposes to make any adjustment to the fee.

Exclusive Consulting and Service Agreement

This Exclusive Consulting and Service Agreement (the “Agreement”) is entered into as of September 7, 2006 between the following parties (the “Parties”) in Beijing:

Party A: Beijing Global Education & Technology Co., Ltd. (“Beijing Global Education”)

Legal Address: 604A, Chuangye Square, No. 2 Jingshuyuan Road, Haidian District, Beijing

Party B: Beijing Global Xingxue Technology & Development Co., Ltd. (“Global Xingxue”)

Legal Address: Room 801, Tower 3, Weibo Times Center, No.17, Zhongguancun South Street, Haidian District, Beijing

WHEREAS,

(1) Party A is a wholly foreign-owned enterprise registered and existing under the laws of the People’s Republic of China (the “PRC”) within the PRC, owning resources to provide consultancy and services.

(2) Party B is a limited liability company registered in the PRC.

(3) Party A agrees to provide consulting and related services to Party B and Party B agrees to accept the provision of such consultancy and services.

NOW THEREFORE, based on the principles of fairness and mutual benefits, the Parties through amiable negotiations agree as follows:

1.	Consulting and Services; Exclusivity

Party A agrees, during the term of this Agreement, to provide Party B the exclusive consulting and services as further specified in Appendix 1 as the exclusive consulting and services provider of Party B.

Party B hereby agrees to accept such exclusive consulting and services during the term of this Agreement. For the consideration of the value of the consulting and services provided by Party A and the good cooperation relationship between the two Parties, Party B further agrees that, during the term of this Agreement, it shall not have any third party to provide any consulting and services in relation to any businesses as referred to under this Agreement without the prior written consent of Party A.

Party A shall be the sole and exclusive owner of all rights, titles, interests and all intellectual property rights arising from the performance of this Agreement, including, without limitation, any copyright, patent, technical know-how, trade secret and otherwise, whether developed by Party A, or by Party B based on Party A’s intellectual property, or by Party A based on Party B’s intellectual property. Party B shall not make any claims to Party A concerning such rights, titles, interests and all intellectual property rights.

However, when any development is made by Party A on the basis of Party B’s intellectual property, Party B shall guarantee that there exist no defects in such intellectual property, failing of which Party B shall bear the liability for any damages suffered by Party A thereof. In the event that Party A has to bear any liabilities for compensating any third party due to any defects in such intellectual property, Party A is entitled to the recourse against Party B for indemnification of its all and any losses thereof.

In consideration of the good cooperation relation between the Parties, Party B undertakes in the event that Party B intends to cooperate with any other enterprises, it shall first obtain Party A’s approval, and Party A and its affiliates shall have the right of first refusal concerning such cooperation upon equivalent terms.

2.	Calculation and Payment of the Fee for Consulting and Services (the “Fee”)

2.23	The Parties agree that the Fee under this Agreement shall be determined and paid according to the stipulations as set forth in Appendix 2.

2.24	In the event that Party B fails to make the payment of the Fee and other expenses in accordance with this Agreement, Party B shall pay a liquidated damage at the daily rate of 0.05% of the amount in default in addition.

2.25	Party A has the right, at its own expense, to appoint its employees or certified public accountants in China or other states (“Authorized Representative of Party A”), to audit Party B’s accounts for verifying the calculation and amount of the Fee. For this purpose, Party B shall provide the Authorized Representative of Party A with all the documents, accounts, records and data as required to so that the Authorized Representative of Party A could audit the accounts of Party B and verify the the calculation and amount of the Fee. In the absence of manifest error, the amount of the Fee as determined by the Authorized Representative of Party A shall be final.

2.26	Unless otherwise agreed, the Fee that Party B would pay to Party A under this Agreement shall not be subject to any deduction or set-off (for instance, commission charged by a bank).

2.27	Besides paying the Fee to Party A, Party B shall also reimburse any expenses incurred by Party A in the provision of services, including but not limited to travel and accommodation expenses, printing expenses and postage fees.

2.28	The Parties agreed that any economic losses caused by the performance of this Agreement shall be borne by Party A.

3.	Representations and Warranties

3.1 Party A hereby represents and warrants as follows:

3.1.1 Party A is a company duly registered and validly existing under the laws of the PRC;

3.1.2 Party A has full right, power, authority and capacity and all consents and approvals of any other third party or government necessary to execute and perform this Agreement, which shall not conflict with any enforceable and effective laws or contracts binding on or applicable to Party A;

3.1.3 Once the Agreement has been duly executed by both parties, it will constitute a legal, valid and binding obligation of Party A enforceable against it in accordance with its terms.

3.2 Party B hereby represents and warrants as follows:

3.2.1 Party B is a company duly registered and validly existing under the laws of the PRC.

3.2.2 Party B has full right, power, authority and capacity and all consents and approvals of any other third party or government necessary to execute and perform this Agreement, which shall not conflict with any enforceable and effective laws or contracts binding on or applicable to Party B.

3.2.3 Once the Agreement has been duly executed by both parties, it will constitute a legal, valid and binding obligation of Party B enforceable against it in accordance with its terms.

4.	Confidentiality

The Parties agree to use all reasonable means to protect and maintain the confidentiality of the confidential materials and information known or received in connection with the performance of the Agreement (collectively the “Confidential Information”. The provider of any materials and information, in order for such materials or information being treated as Confidential Information under this provision, shall by written notice indicate that such materials and information are confidential in nature.). Confidential Information shall not be disclosed, assigned or transferred to any third party without the prior written consent of the Party who provided such information (including the occasions where the receiving Party merges with, is acquired by or is controlled directly or indirectly by any third party). Upon the termination of this Agreement, one Party shall return any and all documents, materials or software containing any Confidential Information to the original owner of such Confidential Information or its provider, or upon the consent of the original owner of such Confidential Information or its provider, destroy such Confidential Information, including deleting all such Confidential Information from any memory or storage device, and shall cease using such Confidential Information. Party A and Party B shall take all necessary measures to make sure that Confidential Information shall only be disclosed to Party B’s employees, agents or counsels whose knowledge of such Confidential Information are necessary, and shall procure that such Party B’s employees, agents or counsels adhere to the confidentiality obligations under this Agreement. Party A may enter into specific confidential agreements respectively with Party B and its employees, agents or counsels.

The above restriction does not apply to the following:

Information that has been known by the public when disclosed;

After its disclosure, information that comes to be known by the public not due to the default of Party A or Party B;

Information proved to be known by Party A or Party B before its disclosure, and such information is not obtained directly or indirectly from the disclosing Party;

Information that Party A or Party B is obliged by law to disclose to relevant governmental authorities, stock exchange etc., or any disclosure of such Confidential Information by Party A or Party B to its legal or financial consultants for the purpose of its ordinary business operation;

It is agreed that this Section 4 shall remain valid after any amendment, expiration or termination of this Agreement.

5.	Indemnity

Unless otherwise agreed in this Agreement, Party B shall be deemed as breaching this Agreement if Party B does not perform fully its obligations under this Agreement or suspend the performance of its obligations hereunder and it does not make correction of such default within 30 days after receiving the notice of Party A, or if Party B’s representations or warranties are untrue.

If one Party breaches this Agreement or any of its representations or warranties hereunder, the non-breaching Party may require in writing the breaching Party make correction within 10 days after the receipt of such notice, take any measures to avoid the occurrence of any damages in an efficient and timely manner and continue the performance of the Agreement. In the event of any damages, the breaching Party shall compensate the non-breaching Party so that the non-breaching Party would gain all the rights and interests it would have gained had this Agreement been fully performed.

If the breach of this Agreement by any Party causes the other Party incur any expenses, liabilities or losses (including but without limitation the loss of corporate profits), the breaching Party shall indemnify the non-breaching Party such expenses, liabilities or losses (including but without limitation any interests paid or deprived or any legal counsel fee due to the breach). The total sum of such indemnification shall equal to the suffered losses arising from the breach, including all the benefits and interests the non-breaching Party should have gained had this Agreement is fully performed, to the extent that such are reasonably anticipated by both Parties.

Party B shall be liable for any claims and liabilities arising out of Party B’s failing to follow Party A’s instruction, improper use of Party A’s intellectual property rights or improper technical handling of Pary B. In the event that Party B gets to know that any person use Party A’s intellectual property rights without authorization, Party B shall promptly inform Party A immediately and shall cooperate with Party A in any measures taken by Party A.

If both Parties breach the Agreement, the compensation each Party shall be liable for shall be determined according to the extent of each Party’s breach.

6.	Effective Date, Performance and Term

6.1 This Agreement is executed and comes into effect as of the date first set forth above (the “Effective Date”).

6.2 The term of this Agreement is 10 years from the Effective Date, unless earlier terminated by Party A. Before its expiration and upon the request of Party A, the term of this Agreement may be extended by both Parties in accordance with Party A’s request. The Parties may either conclude another Exclusive Consulting and Services Agreement or continue performing this Agreement as the option of Party A.

7.	Termination

7.1 During the term of this Agreement, Party B shall indemnify Party A against any losses or damages arising from Party B’s early termination of the Agreement with no reason, and Party B shall pay all the fees for those services already provided by Party A.

7.2 This Agreement shall terminate upon the agreement by both Parties.

7.3 The rights and obligations of both Parties under Articles 4 and 5 shall survive the termination of this Agreement.

8.	Dispute Resolution

8.1 All disputes arising out of or in connection with this Agreement shall be conciliated friendly by and between the Parties. When the disputes could not be solved through conciliation, any Party may submit the disputes for arbitration by the China International Economic and Trade Arbitration Commission in accordance with arbitration rules then effective of such arbitration commission. The place of arbitration shall be in Beijing. The language of the arbitration shall be in Chinese. The arbitration ruling shall be final and binding on all Parties. This Article shall not be affected by the termination or cancellation of this Agreement.

8.2 Each Party shall perform, in bona fide, its respective obligations under the Agreement except for those matters that are subject to the disputes.

9.	Force Majeure

9.1 Force Majeure shall refer to any event that is beyond the Party’s reasonable control and cannot be prevented with reasonable care, including acts of governments, acts of nature, fire, explosion, typhoon, flood, earthquake, tide, lightning or war. However, any shortage of credit, capital or finance shall not be regarded as an event beyond the control of a Party. The Party, which is affected by Force Majeure and seeks the exemption of performing its duties under this Agreement, shall notify the other party about the exemption matter without delay and the measures it needs to take to complete its performance.

9.2 In the event that the performance of this Agreement is delayed or prevented by any Force Majeure event, any affected Party shall be exempted from any liabilities under this Agreement to the extent of such delay or prevention. The affected Party shall take appropriate means to mitigate or remove the effects of Force Majeure and shall endeavor to resume performance of the obligations delayed or prevented by the event of Force Majeure. After the event of Force Majeure is removed, both Parties agree to use their best efforts to resume performance of this Agreement.

14.	Notices.

All notices by both Parties in the performance of the rights and obligations hereunder shall be in writing and shall be served by delivery in person, registered mail, postage prepaid mail, accepted courier service or facsimile transmission to the respective Parties at the following addresses:

Party A: Beijing Global Education & Technology Co., Ltd.

Add: 604A, Chuangye Square, No.2 Jingshuyuan Road, Haidian District, Beijing City.

Fax:

Tel:

Receiver:

Party B: Beijing Global Xingxue Technology & Development Co., Ltd.

Add: Room 801, Tower 3, Weibo Times Center, No.17, Zhongguancun South Street, Haidian District, Beijing City

Fax:

Tel:

Receiver:

11.	No Assignment

Party B shall not assign its rights and obligations under this Agreement to any third party without the prior written consent of Party A. Party A may assign any right, interest or obligation hereunder to its Affiliates and shall inform Party B of such assignment.

12.	Severability

The Parties hereby confirm that the Agreement is concluded by both Parties based on mutual benefits and is fair and reasonable. If any provision of this Agreement is held to be invalid or unenforceable for its inconsistency with any laws, such provision shall only be invalid or unenforceable to the extent of the jurisdiction of such laws, and the legal effect of other provisions of this Agreement shall not be affected.

13.	Amendment and Supplement

Any amendment and supplement of this Agreement shall be made by both Parties in writing. The amendment and supplement duly executed by both parties shall be integral part of this Agreement and shall have the same legal effect as this Agreement.

14.	Governing Law

The execution, validity, enforcement and interpretation of this Agreement, and the settlement of, and disputes thereto, shall be governed by and construed in accordance with the PRC laws.

IN WITNESS THEREOF the Parties hereto have caused this Agreement to be duly executed on their behalf by a duly authorized representative as of the date first set forth above.

[No body text in this page and this page is the signature page for the Exclusive Consulting and Service Agreement]

Party A: Beijing Global Education & Technology Co., Ltd.
Authorized Representative:	(company chop of Beijing Global Education & Technology Co., Ltd.)
Zhang Xiaodong

Party B: Beijing Global Xingxue Technology & Development Co., Ltd.
Authorized Representative:	(official chop of Beijing Global Xingxue Technology & Development Co., Ltd.)

Appendix 1: The list of Consulting and Services Contents

42.	Providing training service to advertising and sales personnel;

43.	Providing training service to advertising design personnel;

44.	Providing occupation and pre-occupation staff training services;

45.	Providing software development and research services;

46.	Providing various technical services;

47.	Providing technical consulting and technology transfer services;

48.	Providing sale services of self-produced products.

49.	Providing public relation services;

50.	Providing market investigation, research and consulting services;

51.	Providing mid or short-term market development, market plan services;

Appendix 2: Calculation and Payment of the Fee for Consulting and Services

17.	The Fee for the services provided under this Agreement is calculated as [20]% to [25]% of the monthly revenue of Party B. The specific applied percentage shall be determined by both Parties in accordance with the actual situation of service provision. The Fee shall be calculated and paid on a quarterly basis.

18.	The sum of Fee shall be determined by the Parties taking account of the following factors:

(1)	The technical difficulty and complexity of the consulting and services;

(2)	The time spent by employs of Party A concerning the consulting and services;

(3)	The contents and commercial value of the consulting and services;

(4)	The benchmark price of similar consulting and services in the market.

19.	Party A will calculate the fee payable on a quarterly basis and send Party B the bill of service fee for the previous quarter within 30 days after commencement of the present quarter. Party B shall pay the Fee to the bank account designated by Party A within 10 business days after receipt of the bill, and send copy of the remittance certificate by facsimile or mail to Party A within 10 business days after payment.

20.	If Party A determines the fee calculation mechanism specified herein should no longer apply due to whatever reason, Party B shall engage the negotiate faithfully and actively with Party A within 10 days after Party A renders the fee adjustment request to determine a new fee standard or mechanism. If Party B does not response within the 10-day period as mentioned above, it shall be deemed as having accepted the adjustments proposed by Party A. Party A shall negotiate with Party B regarding the adjustment to service fee if Party B proposes to make any adjustment to the fee.

Exclusive Consulting and Service Agreement

This Exclusive Consulting and Service Agreement (the “Agreement”) is entered into as of September 7, 2006 between the following parties (the “Parties”) in Beijing:

Party A: Beijing Global Education & Technology Co., Ltd. (“Beijing Global Education”)

Legal Address: 604A, Chuangye Square, No. 2 Jingshuyuan Road, Haidian District, Beijing

Party B: Beijing Wuhuzhongshi Consulting Co., Ltd. (“Zhongshi Consulting”)

Legal Address: Room 507, Fangyuan Building, Zhongguancun South Street, Haidian District, Beijing

WHEREAS,

(1) Party A is a wholly foreign-owned enterprise registered and existing under the laws of the People’s Republic of China (the “PRC”) within the PRC, owning resources to provide consultancy and services.

(2) Party B is a limited liability company registered in the PRC.

(3) Party A agrees to provide consulting and related services to Party B and Party B agrees to accept the provision of such consultancy and services.

NOW THEREFORE, based on the principles of fairness and mutual benefits, the Parties through amiable negotiations agree as follows:

1.	Consulting and Services; Exclusivity

Party A agrees, during the term of this Agreement, to provide Party B the exclusive consulting and services as further specified in Appendix 1 as the exclusive consulting and services provider of Party B.

Party B hereby agrees to accept such exclusive consulting and services during the term of this Agreement. For the consideration of the value of the consulting and services provided by Party A and the good cooperation relationship between the two Parties, Party B further agrees that, during the term of this Agreement, it shall not have any third party to provide any consulting and services in relation to any businesses as referred to under this Agreement without the prior written consent of Party A.

Party A shall be the sole and exclusive owner of all rights, titles, interests and all intellectual property rights arising from the performance of this Agreement, including, without limitation, any copyright, patent, technical know-how, trade secret and otherwise, whether developed by Party A, or by Party B based on Party A’s intellectual property, or by Party A based on Party B’s intellectual property. Party B shall not make any claims to Party A concerning such rights, titles, interests and all intellectual property rights.

However, when any development is made by Party A on the basis of Party B’s intellectual property, Party B shall guarantee that there exist no defects in such intellectual property, failing of which Party B shall bear the liability for any damages suffered by Party A thereof. In the event that Party A has to bear any liabilities for compensating any third party due to any defects in such intellectual property, Party A is entitled to the recourse against Party B for indemnification of its all and any losses thereof.

In consideration of the good cooperation relation between the Parties, Party B undertakes in the event that Party B intends to cooperate with any other enterprises, it shall first obtain Party A’s approval, and Party A and its affiliates shall have the right of first refusal concerning such cooperation upon equivalent terms.

2.	Calculation and Payment of the Fee for Consulting and Services (the “Fee”)

2.29	The Parties agree that the Fee under this Agreement shall be determined and paid according to the stipulations as set forth in Appendix 2.

2.30	In the event that Party B fails to make the payment of the Fee and other expenses in accordance with this Agreement, Party B shall pay a liquidated damage at the daily rate of 0.05% of the amount in default in addition.

2.31	Party A has the right, at its own expense, to appoint its employees or certified public accountants in China or other states (“Authorized Representative of Party A”), to audit Party B’s accounts for verifying the calculation and amount of the Fee. For this purpose, Party B shall provide the Authorized Representative of Party A with all the documents, accounts, records and data as required to so that the Authorized Representative of Party A could audit the accounts of Party B and verify the the calculation and amount of the Fee. In the absence of manifest error, the amount of the Fee as determined by the Authorized Representative of Party A shall be final.

2.32	Unless otherwise agreed, the Fee that Party B would pay to Party A under this Agreement shall not be subject to any deduction or set-off (for instance, commission charged by a bank).

2.33	Besides paying the Fee to Party A, Party B shall also reimburse any expenses incurred by Party A in the provision of services, including but not limited to travel and accommodation expenses, printing expenses and postage fees.

2.34	The Parties agreed that any economic losses caused by the performance of this Agreement shall be borne by Party A.

3.	Representations and Warranties

3.1 Party A hereby represents and warrants as follows:

3.1.1 Party A is a company duly registered and validly existing under the laws of the PRC;

3.1.2 Party A has full right, power, authority and capacity and all consents and approvals of any other third party or government necessary to execute and perform this Agreement, which shall not conflict with any enforceable and effective laws or contracts binding on or applicable to Party A;

3.1.3 Once the Agreement has been duly executed by both parties, it will constitute a legal, valid and binding obligation of Party A enforceable against it in accordance with its terms.

3.2 Party B hereby represents and warrants as follows:

3.2.1 Party B is a company duly registered and validly existing under the laws of the PRC.

3.2.2 Party B has full right, power, authority and capacity and all consents and approvals of any other third party or government necessary to execute and perform this Agreement, which shall not conflict with any enforceable and effective laws or contracts binding on or applicable to Party B.

3.2.3 Once the Agreement has been duly executed by both parties, it will constitute a legal, valid and binding obligation of Party B enforceable against it in accordance with its terms.

4.	Confidentiality

The Parties agree to use all reasonable means to protect and maintain the confidentiality of the confidential materials and information known or received in connection with the performance of the Agreement (collectively the “Confidential Information”. The provider of any materials and information, in order for such materials or information being treated as Confidential Information under this provision, shall by written notice indicate that such materials and information are confidential in nature.). Confidential Information shall not be disclosed, assigned or transferred to any third party without the prior written consent of the Party who provided such information (including the occasions where the receiving Party merges with, is acquired by or is controlled directly or indirectly by any third party). Upon the termination of this Agreement, one Party shall return any and all documents, materials or software containing any Confidential Information to the original owner of such Confidential Information or its provider, or upon the consent of the original owner of such Confidential Information or its provider, destroy such Confidential Information, including deleting all such Confidential Information from any memory or storage device, and shall cease using such Confidential Information. Party A and Party B shall take all necessary measures to make sure that Confidential Information shall only be disclosed to Party B’s employees, agents or counsels whose knowledge of such Confidential Information are necessary, and shall procure that such Party B’s employees, agents or counsels adhere to the confidentiality obligations under this Agreement. Party A may enter into specific confidential agreements respectively with Party B and its employees, agents or counsels.

The above restriction does not apply to the following:

Information that has been known by the public when disclosed;

After its disclosure, information that comes to be known by the public not due to the default of Party A or Party B;

Information proved to be known by Party A or Party B before its disclosure, and such information is not obtained directly or indirectly from the disclosing Party;

Information that Party A or Party B is obliged by law to disclose to relevant governmental authorities, stock exchange etc., or any disclosure of such Confidential Information by Party A or Party B to its legal or financial consultants for the purpose of its ordinary business operation;

It is agreed that this Section 4 shall remain valid after any amendment, expiration or termination of this Agreement.

5.	Indemnity

Unless otherwise agreed in this Agreement, Party B shall be deemed as breaching this Agreement if Party B does not perform fully its obligations under this Agreement or suspend the performance of its obligations hereunder and it does not make correction of such default within 30 days after receiving the notice of Party A, or if Party B’s representations or warranties are untrue.

If one Party breaches this Agreement or any of its representations or warranties hereunder, the non-breaching Party may require in writing the breaching Party make correction within 10 days after the receipt of such notice, take any measures to avoid the occurrence of any damages in an efficient and timely manner and continue the performance of the Agreement. In the event of any damages, the breaching Party shall compensate the non-breaching Party so that the non-breaching Party would gain all the rights and interests it would have gained had this Agreement been fully performed.

If the breach of this Agreement by any Party causes the other Party incur any expenses, liabilities or losses (including but without limitation the loss of corporate profits), the breaching Party shall indemnify the non-breaching Party such expenses, liabilities or losses (including but without limitation any interests paid or deprived or any legal counsel fee due to the breach). The total sum of such indemnification shall equal to the suffered losses arising from the breach, including all the benefits and interests the non-breaching Party should have gained had this Agreement is fully performed, to the extent that such are reasonably anticipated by both Parties.

Party B shall be liable for any claims and liabilities arising out of Party B’s failing to follow Party A’s instruction, improper use of Party A’s intellectual property rights or improper technical handling of Pary B. In the event that Party B gets to know that any person use Party A’s intellectual property rights without authorization, Party B shall promptly inform Party A immediately and shall cooperate with Party A in any measures taken by Party A.

If both Parties breach the Agreement, the compensation each Party shall be liable for shall be determined according to the extent of each Party’s breach.

6.	Effective Date, Performance and Term

6.1 This Agreement is executed and comes into effect as of the date first set forth above (the “Effective Date”).

6.2 The term of this Agreement is 10 years from the Effective Date, unless earlier terminated by Party A. Before its expiration and upon the request of Party A, the term of this Agreement may be extended by both Parties in accordance with Party A’s request. The Parties may either conclude another Exclusive Consulting and Services Agreement or continue performing this Agreement as the option of Party A.

7.	Termination

7.1 During the term of this Agreement, Party B shall indemnify Party A against any losses or damages arising from Party B’s early termination of the Agreement with no reason, and Party B shall pay all the fees for those services already provided by Party A.

7.2 This Agreement shall terminate upon the agreement by both Parties.

7.3 The rights and obligations of both Parties under Articles 4 and 5 shall survive the termination of this Agreement.

8.	Dispute Resolution

8.1 All disputes arising out of or in connection with this Agreement shall be conciliated friendly by and between the Parties. When the disputes could not be solved through conciliation, any Party may submit the disputes for arbitration by the China International Economic and Trade Arbitration Commission in accordance with arbitration rules then effective of such arbitration commission. The place of arbitration shall be in Beijing. The language of the arbitration shall be in Chinese. The arbitration ruling shall be final and binding on all Parties. This Article shall not be affected by the termination or cancellation of this Agreement.

8.2 Each Party shall perform, in bona fide, its respective obligations under the Agreement except for those matters that are subject to the disputes.

9.	Force Majeure

9.1 Force Majeure shall refer to any event that is beyond the Party’s reasonable control and cannot be prevented with reasonable care, including acts of governments, acts of nature, fire, explosion, typhoon, flood, earthquake, tide, lightning or war. However, any shortage of credit, capital or finance shall not be regarded as an event beyond the control of a Party. The Party, which is affected by Force Majeure and seeks the exemption of performing its duties under this Agreement, shall notify the other party about the exemption matter without delay and the measures it needs to take to complete its performance.

9.2 In the event that the performance of this Agreement is delayed or prevented by any Force Majeure event, any affected Party shall be exempted from any liabilities under this Agreement to the extent of such delay or prevention. The affected Party shall take appropriate means to mitigate or remove the effects of Force Majeure and shall endeavor to resume performance of the obligations delayed or prevented by the event of Force Majeure. After the event of Force Majeure is removed, both Parties agree to use their best efforts to resume performance of this Agreement.

15.	Notices.

All notices by both Parties in the performance of the rights and obligations hereunder shall be in writing and shall be served by delivery in person, registered mail, postage prepaid mail, accepted courier service or facsimile transmission to the respective Parties at the following addresses:

Party A: Beijing Global Education & Technology Co., Ltd.

Add: 604A, Chuangye Square, No.2 Jingshuyuan Road, Haidian District, Beijing

Fax:

Tel:

Receiver:

Party B: Beijing Wuhuzhongshi Consulting Co., Ltd. (“Zhongshi Consulting”) Add: Room 507, Fangyuan Building, Zhongguancun South Street, Haidian District, Beijing

Fax:

Tel:

Receiver:

11.	No Assignment

Party B shall not assign its rights and obligations under this Agreement to any third party without the prior written consent of Party A. Party A may assign any right, interest or obligation hereunder to its Affiliates and shall inform Party B of such assignment.

12.	Severability

The Parties hereby confirm that the Agreement is concluded by both Parties based on mutual benefits and is fair and reasonable. If any provision of this Agreement is held to be invalid or unenforceable for its inconsistency with any laws, such provision shall only be invalid or unenforceable to the extent of the jurisdiction of such laws, and the legal effect of other provisions of this Agreement shall not be affected.

13.	Amendment and Supplement

Any amendment and supplement of this Agreement shall be made by both Parties in writing. The amendment and supplement duly executed by both parties shall be integral part of this Agreement and shall have the same legal effect as this Agreement.

14.	Governing Law

The execution, validity, enforcement and interpretation of this Agreement, and the settlement of, and disputes thereto, shall be governed by and construed in accordance with the PRC laws.

IN WITNESS THEREOF the Parties hereto have caused this Agreement to be duly executed on their behalf by a duly authorized representative as of the date first set forth above.

[No body text in this page and this page is the signature page for the Exclusive Consulting and Service Agreement]

Party A: Beijing Global Education & Technology Co., Ltd.
Authorized Representative:	(company chop of Beijing Global Education & Technology Co., Ltd.)
Zhang Xiaodong

September 7, 2006

Party B: Beijing Wuhuzhongshi Consulting Co., Ltd.
Authorized Representative:	(official chop of Beijing Wuhuzhongshi Consulting Co., Ltd.)

September 7, 2006

Appendix 1: The list of Consulting and Services Contents

52.	Providing training services to consultants providing overseas study consultancy;

53.	Providing training services to consultants providing visa service;

54.	Providing market investigation and research services;

55.	Providing mid or short-term market development, market plan services;

56.	Providing business expansion and market promotion services;

57.	Providing software development and research services;

58.	Providing various technical services;

59.	Providing technical consulting and technology transfer services;

60.	Providing sale services of products;

61.	Providing public relation services.

Appendix 2: Calculation and Payment of the Fee for Consulting and Services

21.	The Fee for the services provided under this Agreement is calculated as [30]% to [35]% of the monthly revenue of Party B. The specific applied percentage shall be determined by both Parties in accordance with the actual situation of service provision. The Fee shall be calculated and paid on a quarterly basis.

22.	The sum of Fee shall be determined by the Parties taking account of the following factors:

(1)	The technical difficulty and complexity of the consulting and services;

(2)	The time spent by employs of Party A concerning the consulting and services;

(3)	The contents and commercial value of the consulting and services;

(4)	The benchmark price of similar consulting and services in the market.

23.	Party A will calculate the fee payable on a quarterly basis and send Party B the bill of service fee for the previous quarter within 30 days after commencement of the present quarter. Party B shall pay the Fee to the bank account designated by Party A within 10 business days after receipt of the bill, and send copy of the remittance certificate by facsimile or mail to Party A within 10 business days after payment.

24.	If Party A determines the fee calculation mechanism specified herein should no longer apply due to whatever reason, Party B shall engage the negotiate faithfully and actively with Party A within 10 days after Party A renders the fee adjustment request to determine a new fee standard or mechanism. If Party B does not response within the 10-day period as mentioned above, it shall be deemed as having accepted the adjustments proposed by Party A. Party A shall negotiate with Party B regarding the adjustment to service fee if Party B proposes to make any adjustment to the fee.